Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Annual Report on Form 20-F for the year ended December 31, 2010 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to section 906 of the U.S. Sarbanes Oxley Act of 2002.

I, Marcial Angel Portela Alvarez, Chairman and Chief Executive Officer of Banco Santander (Brasil), S.A., certify that, to the best of my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Banco Santander (Brasil), S.A.

Date: April 8, 2011

By:	/s/ Marcial Angel Portela Alvarez
	Name:	Marcial Angel Portela Alvarez
	Title:	Chairman and Chief Executive Officer